UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:         6/30/09

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2009

Lazard Retirement Series Semi-Annual Report

U.S. Equity

Lazard Retirement U.S. Strategic Equity Portfolio

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

International Equity

Lazard Retirement International Equity Portfolio

Emerging Markets

Lazard Retirement Emerging Markets Equity

   Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	Investment Overviews
7	Performance Overviews
11	Information About Your Portfolio’s Expenses
12	Portfolio Holdings Presented by Sector
13	Portfolios of Investments
13	Lazard Retirement U.S. Strategic Equity Portfolio
15	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
17	Lazard Retirement International Equity Portfolio
19	Lazard Retirement Emerging Markets Equity Portfolio
21	Notes to Portfolios of Investments
23	Statements of Assets and Liabilities
24	Statements of Operations
25	Statements of Changes in Net Assets
27	Financial Highlights
30	Notes to Financial Statements
35	Board of Directors and Officers Information
37	Other Information

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain the prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report 1

Lazard Retirement Series, Inc. Investment Overviews

U.S. Equities: Navigating Normalization
Equity markets ended the first half of 2009 in positive territory despite the constant flow of poor economic data earlier in the period, including rising unemployment figures and worse-than-expected GDP numbers, which called for concerted efforts to forestall further deterioration of the global economy. The United States joined the Bank of England and the Bank of Japan by initiating aggressive monetary measures in the form of quantitative easing. This move by the U.S. Federal Reserve brought an immediate effect, as long-dated Treasury yields fell, market sentiment improved, and the prospects for economic recovery looked better. These factors led to a strong rebound in March due to a growing sense of optimism, as reports showed signs of stabilization in economic activity after the sharp decline following the collapse of Lehman Brothers. Stocks continued the strong rebound through April and May amid continuing signs of stabilization in the economy, but declined slightly in June, as earlier optimism was tempered by concerns over the shape of the projected recovery. Market sentiment improved following the results of bank stress tests in May, which eased the fear of further systemic risk in the financials sector. Some leading economic indicators, such as manufacturing, durable goods orders, and housing starts, improved. However, not all the economic data was positive, as unemployment rose further and consumer confidence dipped. Aggressive spending programs by the U.S. government fueled concerns over the potential for higher inflation, which increased volatility in long-dated bond yields.

While more defensive sectors outperformed during the market downturn, many of the best-performing sectors in the latter portion of the period were those that had been the hardest hit prior to the mid-March rally. The financial sector ended the period down, despite a steep rally in the sector due to improving expectations and continued stabilization in the credit markets. A sharp rebound in some cyclical sectors such as information technology and consumer discretionary was enough to wipe out earlier losses as the economic outlook improved. The materials sector also witnessed strong gains overall due to increased demand from emerging markets, which displayed resilience amid the global recession. Meanwhile, defensive sectors such as health care, telecom services, consumer staples, and utilities, outperformed during the downturn, but lagged as the market rallied, and ended the period roughly in line with the broader market.

International Equities: Tempered Optimism
International equity markets fell sharply in January and February before staging a strong recovery in March, April, and May, amid signs that the global economy was not as weak as had been expected. In June, caution returned, and, just as was witnessed in the U.S., earlier optimism was tempered by concerns over the shape of the projected recovery. The rally was based on the hope that government intervention, through deficit spending, interest rate reductions, quantitative easing, and various asset protection plans, would lessen the effects of deflation and recession, and provide a market for the illiquid assets on banks’ balance sheets. European market sentiment improved following the results of the U.K. bank stress tests, which eased the fear of further systemic risk in the financials sector. However, the government spending programs increased concerns regarding the potential for higher inflation, which led to more volatility in long-dated bond yields. The downgrade of the U.K.’s economic outlook by Standard & Poor’s was distressing, especially for economies with mounting budget deficits and public debts.

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Asian stocks outperformed the rest of the world during the period due primarily to strong growth prospects for China and India. Emerging markets, seen as less affected by the recession than their developed-market peers, rose sharply during the period. Japanese stocks also performed well since the market trough in March, as the export-oriented country benefited from expectations of a global recovery. During the period, the best-performing sector, materials, witnessed strong gains due to increased demand from emerging markets, which displayed resilience amid the global recession. From the market bottom in March, financials benefited from improving expectations and from continued stabilization in the credit markets, which assuaged earlier fears. Traditionally defensive sectors such as health care and telecom services lagged, as investors rotated into more cyclical exposures on the back of recovery expectations.

Emerging Markets Equities: Dramatic Rebound
For most of the first quarter, shares in the developing world experienced considerable weakness caused by pessimistic sentiment over the outlook for global financial institutions. This weakness was followed by a significant rebound from March through May, which was followed by a respite in June. Shares rose due to value hunting by investors, who were following some signs of improvement in the credit markets. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the EM Index) gained 36.0% in the six-month period ended June 30, 2009, with shares in Latin America performing considerably better than the EM Index, while stocks in Eastern Europe, the Middle East, and Africa underperformed. While commodity prices remained range-constrained earlier in the year, there was strong price action later in the period and crude oil prices reached more than $70 per barrel by the end of June.

Boosted by improving markets and higher commodity prices, Brazilian and Chilean equities led Latin American stock markets during the six-month period. Argentinean stocks were buffeted by elections, which removed significant power from the current president, Cristina Kirchner, and her husband and predecessor, Nestor Kirchner. Regardless of a generally buoyant economy and commodity prices, Peruvian equities lagged other markets after performing strongly earlier in the year. Declines were witnessed in Mexico, which suffered from a weakening economy, a flu epidemic, and drug-related violence.

Aided by an extremely positive reaction following the re-election of the Congress Party, India was the best-performing major Asian market. Indonesian equities performed well, helped by a relatively strong economy. Thai shares also recovered impressively as political tensions eased. Chinese stocks effectively performed in line with the global emerging markets, helped by strong investor flows in June. Equities in Pakistan outperformed following a weak period in late 2008 after the removal of trading restrictions. Malaysian and South Korean shares underperformed.

Helped by higher energy prices and lower risk aversion, Russian equities experienced dramatic increases in the second quarter, followed by a period of significant profit-taking in June. Greater risk aversion pressured Egyptian shares. Central European countries, such as the Czech Republic, Poland, and Hungary, were also significant underperformers—investors’ concerns over the precarious Ukrainian economy and the possible withdrawal of Western capital have been well publicized.

By sector, consumer discretionary, energy, materials, and information technology outperformed the EM Index over the period,

Semi-Annual Report 3

while telecom services, health care, and consumer staples lagged.

Lazard Retirement U.S. Strategic Equity Portfolio
For the six months ended June 30, 2009, the Lazard Retirement U.S. Strategic Equity Portfolio’s Service Shares posted a total return of 4.92%, as compared with the 3.16% return for the S&P 500® Index.

During the period, the Portfolio benefited from stock selection in the materials sector, as positions in Freeport-McMoRan Copper & Gold and Air Products & Chemicals performed well amid the difficult market environment. Freeport-McMoRan rose as copper prices rebounded from multiyear lows. The company also reported better-than-expected earnings as a result of management’s cost-cutting efforts. We subsequently sold the position during the period as it reached our valuation target. Air Products & Chemicals also reported better-than-expected earnings results, driven by strong pricing and cost-cutting efforts. Performance for the period was also positively impacted by a slightly overweight position in the financials sector, which rebounded sharply from lows achieved in March. However, stock selection in the sector diminished some of this benefit, as insurance holdings Allstate, Travelers, Marsh & McLennan, and PartnerRe lagged. We subsequently sold our positions in Allstate and Marsh & McLennan during the period. Less exposure to some of the diversified financial companies that rebounded sharply also detracted from performance. During the period, stock selection in the health care sector benefited returns, as shares of Wyeth rose sharply as a result of a takeover offer from Pfizer. We view this merger positively due to the potential for significant cost savings and robust cash flow generation of the combined companies.

On the negative side, stock selection in the information technology sector detracted from performance. While the majority of our technology holdings outperformed the overall market, and the sector was the best-performing group during the first half of 2009, a lack of exposure to certain technology hardware stocks that rebounded strongly during the period detracted from performance.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
As of June 1, 2009, the Portfolio changed its name from “Lazard Retirement U.S. Small Cap Equity Portfolio” to “Lazard Retirement U.S. Small-Mid Cap Equity Portfolio,” changed its investment strategy to invest in small-mid cap companies, and began comparing its performance to the Russell 2500® Index. Prior to June 1, 2009, the Portfolio focused on small-cap U.S. companies and compared its performance to the Russell 2000® Index.

For the six months ended June 30, 2009, the Lazard Retirement U.S. Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 14.98%, as compared with the 6.52% return for the Russell 2500 Index, and the 2.30% return for the Russell 2000/2500 Linked Index.*

Stock selection in the financials, industrials, consumer discretionary, and energy sectors were the main contributors to returns, while stock selection in the information technology and health care sectors detracted from performance over the period.

In the financials sector, we continued to selectively build positions and to seek to avoid financial firms with balance sheet risk. The bank segment was the largest relative contributor within the sector, as we focused on companies with healthy balance sheets

4 Semi-Annual Report

and that we believed would be able to grow their businesses. Within the diversified financials segment, shares of Waddell & Reed Financial and Jefferies Group were up strongly as the businesses gained market share.

Outperformance within the industrials sector was led by holdings in the capital goods segment. Shares of Middleby, Orion Marine Group, Dycom Industries, and Axsys Technologies were all up significantly over the period. Following the companies’ outperformance, we sold our positions in Orion Marine Group and Axsys Technologies during the period.

Underperformance in the information technology sector was due to weaker-than-average returns in the software and services business. Overall performance in this sector lagged due to negative returns in both United Online and CACI. We decided to exit both positions during the period.

Stock selection in the health care sector also detracted from performance over the period, as several positions within the pharmaceuticals and biotechnology industry more than offset gains from our equipment and services companies.

Lazard Retirement International Equity Portfolio
For the six months ended June 30, 2009, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 1.22%, as compared with the 7.95% return for the MSCI Europe, Australasia and Far East® Index (the EAFE Index).

The Portfolio’s underweight exposure to the materials, financials, and consumer discretionary sectors detracted from performance. In spite of the opportunistic purchase of several financial stocks, the financials sector was a drag on performance, as companies that had been hurt over the past year rallied strongly due to recapitalization and an improvement in the credit markets. While positions in BNP Paribas, Banco Santander, and Mitsubishi Estate performed well, and our stock selection in the insurance segment was beneficial, it was not enough to compensate for our underweight position in financial stocks, which rallied strongly.

On a positive note, the Portfolio benefited from stock selection in the information technology and consumer staples sectors. Anheuser-Busch InBev performed well, driven by continued execution of management’s ambitious debt and cost reduction plans. Within the information technology sector, shares of Ericsson were up due to confidence that the world’s largest wireless network provider will continue to gain relative strength through this economic cycle.

Lazard Retirement Emerging Markets Equity Portfolio
For the six months ended June 30, 2009, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of 31.23%, while Investor Shares posted a total return of 31.43%, as compared with the 36.01% return for the EM Index.

For the period, a position in Mobile TeleSystems, a Russian telecommunications services company, helped performance due to stabilization of the ruble and investors’ focus on the company’s cash flow generation. Shares of Oriflame Cosmetics, a cosmetics producer in Central and Eastern Europe, were up as the company announced strong earnings results that beat bearish expectations for the cosmetics industry. Advanced Semiconductor Engineering, a Taiwanese integrated circuit manufacturer, also helped performance, as its shares rose on signs of robust free cash flow. Stock selection in the telecom services sector, as well as within Argentina and Taiwan helped performance.

Semi-Annual Report 5

Conversely, shares of Satyam Computer Services, an Indian software company, hurt returns over the period, as shares were weak due to investor concerns over an alleged fraud. We subsequently sold the position. Shares of Turkcell Iletisim Hizmetleri, a Turkish telecommunications services company, also fell over concerns that the weak macroeconomic conditions in Turkey and a weak currency would negatively affect margins. A position in OTP Bank, a Hungarian banking company, suffered from investor concerns over systemic risk in Eastern Europe. We also exited our position in OTP Bank during the period. Stock selection in the information technology and consumer discretionary sectors, as well as within India and Brazil hurt performance over the period. An underweight exposure to the energy sector, and overweight exposures to the telecom services sector, Argentina, and Mexico also detracted from performance.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

*

The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000 Index for all periods prior to June 1, 2009 and the Russell 2500 Index for all periods after May 31, 2009. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index.

6 Semi-Annual Report

Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended June 30, 2009

	One Year	Five Years	Ten Years

Retirement U.S. Strategic Equity Portfolio

Service Shares	(24.37)%	(2.60)%	(1.64)%

S&P 500 Index	(26.21)%	(2.24)%	(2.22)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Semi-Annual Report 7

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index, Russell 2000/2500 Linked Index and Russell 2000® Index*

Average Annual Total Returns* Periods Ended June 30, 2009

	One Year	Five Years	Ten Years

Retirement U.S. Small-Mid Cap Equity Portfolio

Service Shares	(19.80)%	(2.35)%	3.64%

Russell 2500 Index	(26.72)%	(0.93)%	3.67%

Russell 2000/2500 Linked Index	(25.26)%	(1.77)%	2.34%

Russell 2000 Index	(25.01)%	(1.71)%	2.38%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000 Index for all periods prior to June 1, 2009 and the Russell 2500 Index for all periods after May 31, 2009. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard Retirement Small Cap Portfolio (prior to May 1, 2008) and as Lazard Retirement U.S. Small Cap Equity Portfolio (between May 1, 2008 and May 31, 2009). As of June 1, 2009, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy, to invest in equity securities of small-mid cap U.S. companies.

8 Semi-Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns* Periods Ended June 30, 2009

	One Year	Five Years	Ten Years
Retirement International Equity Portfolio

Service Shares	(26.95)%	1.79%	0.00%

MSCI EAFE Index	(31.35)%	2.31%	1.16%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Semi-Annual Report 9

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2009
	Service Shares			Investor Shares
	One Year	Five Years	Ten Years	One Year	Since Inception	†

Retirement Emerging Markets Equity Portfolio**	(26.80)%	16.69%	10.02%	(26.58)%	(0.03)%

MSCI Emerging Markets Index	(28.07)%	14.72%	8.70%	(28.07)%	(1.38)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Retirement Emerging Markets Portfolio.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

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Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example
As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2009 through June 30, 2009 and held for the entire period.

Actual Expenses
For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	1/1/09	6/30/09	1/1/09 - 6/30/09	1/1/09 - 6/30/09

Retirement U.S. Strategic Equity Portfolio
Service Shares
Actual	$1,000.00	$1,049.20	$6.35	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement U.S. Small-Mid Cap Equity Portfolio
Service Shares
Actual	$1,000.00	$1,149.80	$6.66	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$1,012.20	$6.15	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.68	$6.17	1.23%

Retirement Emerging Markets Equity Portfolio
Service Shares
Actual	$1,000.00	$1,312.30	$9.17	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

Investor Shares
Actual	$1,000.00	$1,314.30	$7.75	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report 11

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2009 (unaudited)

Sector*	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	9.4%	16.0%	3.8%	7.1%
Consumer Staples	13.0	6.8	13.2	11.0
Energy	13.0	6.0	11.2	9.7
Financials	11.4	14.4	22.9	21.2
Health Care	15.2	10.6	7.4	—
Industrials	11.5	19.1	12.0	7.5
Information Technology	18.0	16.7	8.5	12.3
Materials	3.9	6.1	1.8	8.6
Telecommunication Services	1.9	—	8.0	13.1
Utilities	1.4	2.1	4.9	1.5
Short-Term Investments	1.3	2.2	6.3	8.0

Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

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Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2009 (unaudited)

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks—99.1%

Aerospace & Defense—1.6%
Raytheon Co.	1,420	$63,091

Alcohol & Tobacco—2.5%
Molson Coors Brewing Co., Class B	2,290	96,936

Banking—5.8%
Bank of America Corp.	4,000	52,800
Bank of New York Mellon Corp.	2,100	61,551
JPMorgan Chase & Co.	3,260	111,199

		225,550

Cable Television—4.2%
Comcast Corp., Class A	11,460	161,586

Chemicals—1.9%
Air Products & Chemicals, Inc.	1,145	73,956

Commercial Services—2.2%
Corrections Corp. of America (a)	2,300	39,077
Republic Services, Inc.	1,980	48,332

		87,409

Computer Software—7.0%
Google, Inc., Class A (a)	90	37,943
Microsoft Corp.	4,920	116,948
Oracle Corp.	2,940	62,975
Symantec Corp. (a)	3,550	55,238

		273,104

Construction & Engineering—0.6%
Foster Wheeler AG (a)	900	21,375

Consumer Products—2.1%
Mattel, Inc.	4,990	80,089

Drugs—6.4%
Gilead Sciences, Inc. (a)	1,040	48,714
Merck & Co., Inc.	1,500	41,940
Pfizer, Inc.	5,620	84,300
Wyeth	1,650	74,893

		249,847

Description	Shares	Value

Electric—1.4%
American Electric Power Co., Inc.	1,910	$55,180

Energy Exploration & Production—4.9%
Apache Corp.	1,040	75,036
EOG Resources, Inc.	655	44,488
Occidental Petroleum Corp.	1,110	73,049

		192,573

Energy Integrated—6.9%
Chevron Corp.	800	53,000
Exxon Mobil Corp.	1,825	127,586
Marathon Oil Corp.	1,340	40,374
Massey Energy Co.	1,570	30,678
Valero Energy Corp.	1,100	18,579

		270,217

Energy Services—1.2%
BJ Services Co.	3,535	48,182

Financial Services—2.2%
Ameriprise Financial, Inc.	2,350	57,034
Morgan Stanley	1,000	28,510

		85,544

Food & Beverages—3.8%
Campbell Soup Co.	2,100	61,782
Kellogg Co.	900	41,913
The Coca-Cola Co.	950	45,590

		149,285

Forest & Paper Products—2.3%
Kimberly-Clark Corp.	1,730	90,704

Health Services—1.8%
UnitedHealth Group, Inc.	2,800	69,944

Insurance—2.2%
PartnerRe, Ltd.	675	43,841
The Travelers Cos., Inc.	1,050	43,092

		86,933

Leisure & Entertainment—1.3%
Starbucks Corp. (a)	3,630	50,421

Manufacturing—5.2%
Deere & Co.	1,180	47,141
Dover Corp.	1,320	43,679
Honeywell International, Inc.	2,350	73,790

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 13

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio (concluded)

Parker Hannifin Corp.	860	$36,945

		201,555

Medical Products—7.1%
Becton, Dickinson & Co.	600	42,786
Johnson & Johnson	3,280	186,304
Medtronic, Inc.	1,380	48,148

		277,238

Metal & Glass Containers—2.0%
Ball Corp.	1,700	76,772

Real Estate—1.3%
Public Storage REIT	745	48,783

Retail—6.3%
CVS Caremark Corp.	1,290	41,112
The Gap, Inc.	3,510	57,564
The Kroger Co.	1,700	37,485
Tiffany & Co.	690	17,499
Walgreen Co.	3,160	92,904

		246,564

Semiconductors & Components—3.5%
Analog Devices, Inc.	1,820	45,100
Applied Materials, Inc.	4,260	46,732
Intel Corp.	2,700	44,685

		136,517

Technology—1.1%
eBay, Inc. (a)	2,380	40,769

Description	Shares	Value

Technology Hardware—6.5%
Cisco Systems, Inc. (a)	5,000	$93,200
Hewlett-Packard Co.	1,650	63,772
International Business Machines Corp.	940	98,155

		255,127

Telecommunications—1.9%
Verizon Communications, Inc.	2,370	72,830

Transportation—1.9%
Union Pacific Corp.	700	36,442
United Parcel Service, Inc., Class B	780	38,992

		75,434

Total Common Stocks
(Identified cost $3,860,411)		3,863,515

Short-Term Investment—1.3%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $51,889) (b)	51,889	51,889

Total Investments—100.4%
(Identified cost $3,912,300) (c)		$3,915,404

Liabilities in Excess of Cash and
Other Assets—(0.4)%		(17,257)

Net Assets—100.0%		$3,898,147

The accompanying notes are an integral part of these financial statements.

14 Semi-Annual Report

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Common Stocks—38.4%

Aerospace & Defense—0.2%
Spirit AeroSystems Holdings, Inc.,
Class A (a)	14,900	$204,726

Alcohol & Tobacco—0.4%
Molson Coors Brewing Co., Class B	9,300	393,669

Banking—1.6%
PacWest Bancorp	46,700	614,572
Prosperity Bancshares, Inc.	19,300	575,719
Wintrust Financial Corp.	25,900	416,472

		1,606,763

Chemicals—0.9%
Innospec, Inc.	5,600	60,200
Rockwood Holdings, Inc. (a)	53,700	786,168

		846,368

Commercial Services—1.8%
Corrections Corp. of America (a)	44,100	749,259
DST Systems, Inc. (a)	8,800	325,160
Team, Inc. (a)	19,800	310,266
Waste Connections, Inc. (a)	16,300	422,333

		1,807,018

Computer Software—1.5%
Ariba, Inc. (a)	37,500	369,000
Informatica Corp. (a)	24,600	422,874
j2 Global Communications, Inc. (a)	17,400	392,544
Quest Software, Inc. (a)	23,100	322,014

		1,506,432

Construction & Engineering—0.9%
Dycom Industries, Inc. (a)	52,500	581,175
Great Lakes Dredge & Dock Co.	71,200	340,336

		921,511

Consumer Products—3.9%
Bare Escentuals, Inc. (a)	55,600	493,172
Central Garden & Pet Co., Class A (a)	32,200	317,170
Chattem, Inc. (a)	6,700	456,270
Mattel, Inc.	36,500	585,825
Matthews International Corp., Class A	27,300	849,576
Polaris Industries, Inc.	11,100	356,532
Tempur-Pedic International, Inc.	26,200	342,434

Description	Shares	Value

The Middleby Corp. (a)	10,700	$469,944

		3,870,923

Drugs—1.3%
Myriad Genetics, Inc. (a)	8,000	285,200
United Therapeutics Corp. (a)	5,000	416,650
Warner Chilcott, Ltd., Class A (a)	44,200	581,230

		1,283,080

Electric—0.8%
Hawaiian Electric Industries, Inc.	43,700	832,922

Energy Exploration & Production—1.0%
Cabot Oil & Gas Corp.	16,000	490,240
Petrohawk Energy Corp. (a)	22,700	506,210

		996,450

Energy Services—1.0%
Helmerich & Payne, Inc.	17,000	524,790
Superior Energy Services, Inc. (a)	26,000	449,020

		973,810

Financial Services—1.7%
Genesis Lease, Ltd. ADS	59,100	254,721
Jefferies Group, Inc. (a)	22,600	482,058
Piper Jaffray Cos., Inc. (a)	13,300	580,811
Waddell & Reed Financial, Inc., Class A	15,100	398,187

		1,715,777

Food & Beverages—1.0%
American Italian Pasta Co., Class A (a)	12,700	370,078
McCormick & Co., Inc.	18,600	605,058

		975,136

Health Services—0.4%
Healthcare Services Group, Inc.	24,700	441,636

Housing—0.8%
Beacon Roofing Supply, Inc. (a)	12,000	173,520
Trex Co., Inc. (a)	43,200	577,584

		751,104

Insurance—1.0%
Max Capital Group, Ltd.	33,800	623,948
RenaissanceRe Holdings, Ltd.	7,300	339,742

		963,690

Leisure & Entertainment—1.5%
Burger King Holdings, Inc.	21,200	366,124
Lions Gate Entertainment Corp. (a)	68,700	384,720
Texas Roadhouse, Inc., Class A (a)	26,200	285,842
Viacom, Inc., Class B (a)	18,400	417,680

		1,454,366

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 15

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (concluded)

Manufacturing—2.0%
Dover Corp.	9,000	$297,810
Ener1, Inc. (a)	35,400	193,284
FLIR Systems, Inc. (a)	17,700	399,312
Force Protection, Inc. (a)	30,600	270,504
Kaman Corp.	19,600	327,320
Maxwell Technologies, Inc. (a)	5,700	78,831
Regal-Beloit Corp.	9,700	385,284

		1,952,345

Medical Products—2.9%
Boston Scientific Corp. (a)	27,700	280,878
Hospira, Inc. (a)	19,800	762,696
Intuitive Surgical, Inc. (a)	3,300	540,078
Life Technologies Corp. (a)	14,000	584,080
Wright Medical Group, Inc. (a)	41,700	678,042

		2,845,774

Metal & Glass Containers—0.5%
Ball Corp.	11,100	501,276

Metals & Mining—1.1%
AK Steel Holding Corp.	11,300	216,847
Freeport-McMoRan Copper & Gold, Inc.	7,850	393,364
Reliance Steel & Aluminum Co.	11,400	437,646

		1,047,857

Real Estate—1.6%
Digital Realty Trust, Inc. REIT	9,900	354,915
Simon Property Group, Inc. REIT	7,200	370,296
Tanger Factory Outlet Centers, Inc. REIT	18,100	586,983
The Macerich Co. REIT	14,972	263,657

		1,575,851

Retail—2.6%
American Eagle Outfitters, Inc.	40,200	569,634
Deckers Outdoor Corp. (a)	4,400	309,188
Iconix Brand Group, Inc. (a)	42,300	650,574
Liz Claiborne, Inc.	92,500	266,400
The Children’s Place Retail Stores, Inc. (a)	16,200	428,166
The Gymboree Corp. (a)	11,500	408,020

		2,631,982

Description	Shares	Value

Semiconductors & Components—1.6%
Analog Devices, Inc.	12,800	$317,184
CPI International, Inc. (a)	22,100	192,049
ON Semiconductor Corp. (a)	93,600	642,096
Plexus Corp. (a)	20,500	419,430

		1,570,759

Technology—0.4%
Solera Holdings, Inc. (a)	16,700	424,180

Technology Hardware—1.8%
Ingram Micro, Inc., Class A (a)	38,400	672,000
LogMeIn, Inc.	900	14,400
Polycom, Inc. (a)	34,900	707,423
Seagate Technology	40,800	426,768

		1,820,591

Telecommunications—0.4%
Starent Networks Corp. (a)	15,800	385,678

Transportation—1.8%
Continental Airlines, Inc., Class B (a)	56,000	496,160
Genesee & Wyoming, Inc., Class A (a)	18,000	477,180
Tidewater, Inc.	8,500	364,395
UTI Worldwide, Inc. (a)	41,500	473,100

		1,810,835

Total Common Stocks
(Identified cost $35,968,365)		38,112,509

Short-Term Investment—0.8%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $851,545) (b)	851,545	851,545

Total Investments—39.2%
(Identified cost $36,819,910) (c)		$38,964,054

Cash and Other Assets in Excess
of Liabilities—60.8%		60,358,058

Net Assets—100.0%		$99,322,112

The accompanying notes are an integral part of these financial statements.

16 Semi-Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks—108.4%

Belgium—2.0%
Anheuser-Busch InBev NV	126,900	$4,582,275

Brazil—2.4%
Banco do Brasil SA	280,600	3,032,972
Cia Brasileira de Meios de Pagamento	160,900	1,383,600
Vale SA Sponsored ADR	67,100	1,182,973

Total Brazil		5,599,545

Canada—1.5%
Telus Corp.	129,800	3,442,660

China—1.1%
Industrial and Commercial Bank of China, Ltd., Class H	3,435,800	2,398,395

Denmark—1.1%
Novo Nordisk A/S	46,625	2,520,769

Finland—2.9%
Nokia Corp.	459,840	6,734,700

France—13.3%
BNP Paribas	90,100	5,845,848
Bouygues SA	69,200	2,601,668
Danone SA	49,408	2,438,395
GDF Suez	132,400	4,929,466
Sanofi-Aventis	111,780	6,565,655
Total SA	151,172	8,160,512

Total France		30,541,544

Germany—10.6%
Allianz SE	56,800	5,229,519
Daimler AG	70,900	2,564,130
Deutsche Bank AG	39,300	2,381,426
E.ON AG	172,600	6,106,563
Merck KGaA	24,030	2,444,009
Siemens AG	79,438	5,478,367

Total Germany		24,204,014

Description	Shares	Value

Greece—1.3%
OPAP SA	110,687	$2,950,266

Hong Kong—0.9%
Esprit Holdings, Ltd.	359,000	2,012,703

Ireland—1.6%
CRH PLC	161,131	3,684,493

Italy—3.7%
Atlantia SpA	120,050	2,425,133
Eni SpA	260,195	6,150,492

Total Italy		8,575,625

Japan—19.5%
Canon, Inc.	159,100	5,218,830
Daito Trust Construction Co., Ltd.	102,600	4,856,553
Fanuc, Ltd.	30,800	2,481,009
Hoya Corp.	147,000	2,954,191
Inpex Corp.	339	2,716,645
Japan Tobacco, Inc.	1,396	4,376,312
KDDI Corp.	671	3,566,222
Keyence Corp.	14,500	2,965,174
Kurita Water Industries, Ltd.	67,900	2,199,076
Mitsubishi Corp.	186,100	3,454,059
Mitsubishi Estate Co., Ltd.	236,000	3,946,603
Secom Co., Ltd.	93,700	3,812,778
T&D Holdings, Inc.	35,400	1,017,886
Tokio Marine Holdings, Inc.	43,300	1,200,093

Total Japan		44,765,431

Mexico—0.7%
Grupo Televisa SA Sponsored ADR	91,800	1,560,600

Netherlands—1.5%
TNT NV	178,287	3,462,770

Russia—1.2%
OAO LUKOIL Sponsored ADR	64,050	2,841,898

Singapore—2.3%
Singapore Telecommunications, Ltd.	2,494,200	5,166,114

Spain—1.7%
Banco Santander SA	327,300	3,930,346

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 17

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Sweden—1.4%
Telefonaktiebolaget LM Ericsson, B Shares	334,160	$3,278,945

Switzerland—11.2%
Credit Suisse Group AG	138,700	6,331,527
Nestle SA	132,440	4,987,755
Novartis AG	90,000	3,647,876
Roche Holding AG	33,300	4,526,630
UBS AG (a)	172,700	2,112,358
Zurich Financial Services AG	22,790	4,014,547

Total Switzerland		25,620,693

Turkey—1.5%
Turkcell Iletisim Hizmetleri AS ADR	250,536	3,472,429

United Kingdom—25.0%
BAE Systems PLC	821,600	4,575,491
Barclays PLC	887,600	4,132,590
BG Group PLC	140,900	2,359,812
BP PLC	708,518	5,569,492
British American Tobacco PLC	90,370	2,487,361
BT Group PLC	772,100	1,289,312
Cairn Energy PLC (a)	45,900	1,768,553
HSBC Holdings PLC	677,291	5,599,251

Description	Shares	Value

Imperial Tobacco Group PLC	174,002	$4,517,309
Informa PLC	314,900	1,134,581
National Grid PLC	221,023	1,990,858
Prudential PLC	693,600	4,718,492
Qinetiq Group PLC	513,600	1,212,538
Reckitt Benckiser Group PLC	59,000	2,684,867
Tesco PLC	608,300	3,538,740
Unilever PLC	232,600	5,449,269
Vodafone Group PLC	2,167,866	4,180,023

Total United Kingdom		57,208,539

Total Common Stocks
(Identified cost $274,417,622)		248,554,754

Short-Term Investment—7.3%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $16,659,754) (b)	16,659,754	16,659,754

Total Investments—115.7%
(Identified cost $291,077,376) (c)		$265,214,508

Liabilities in Excess of Cash and
Other Assets—(15.7)%		(36,032,010)

Net Assets—100.0%		$229,182,498

The accompanying notes are an integral part of these financial statements.

18 Semi-Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks—90.5%

Argentina—1.1%
Tenaris SA ADR	141,700	$3,831,568

Brazil—11.5%
Banco do Brasil SA	1,051,800	11,368,780
Cia Brasileira de Meios de
Pagamento	459,900	3,954,741
Companhia de Concessoes
Rodoviarias	396,300	6,356,575
Empresa Brasileira de Aeronautica
SA ADR	90,300	1,495,368
JHSF Participacoes SA	610,100	572,893
Redecard SA	623,257	9,589,792
Souza Cruz SA	235,211	6,700,423

Total Brazil		40,038,572

Egypt—4.1%
Commercial International Bank	296,436	2,602,426
Eastern Tobacco	114,148	2,342,544
Egyptian Company for Mobile Services	100,987	3,504,036
Orascom Construction Industries	175,652	6,029,128

Total Egypt		14,478,134

Hong Kong—1.0%
Huabao International Holdings, Ltd.	1,355,000	1,311,282
Shougang Concord International
Enterprises Co., Ltd.	12,574,000	2,109,173

Total Hong Kong		3,420,455

India—6.9%
Infosys Technologies, Ltd.
Sponsored ADR	55,600	2,044,968
Jindal Steel & Power, Ltd.	50,467	2,649,294
Oil and Natural Gas Corp., Ltd.	584,585	12,999,252
Punjab National Bank, Ltd.	443,234	6,282,348

Total India		23,975,862

Indonesia—5.5%
PT Astra International Tbk	335,500	782,258
PT Bank Mandiri Tbk	20,179,200	6,276,656

Description	Shares	Value

PT Telekomunikasi Indonesia Tbk
Sponsored ADR	311,700	$9,344,766
PT United Tractors Tbk	2,849,050	2,777,178

Total Indonesia		19,180,858

Israel—3.9%
Bank Hapoalim BM (a)	1,514,482	4,030,911
Cellcom Israel, Ltd.	20,200	536,714
Delek Automotive Systems, Ltd.	277,209	2,250,824
Israel Chemicals, Ltd.	668,173	6,632,425

Total Israel		13,450,874

Malaysia—1.2%
British American Tobacco Malaysia
Berhad	163,300	2,078,997
PLUS Expressways Berhad	2,524,200	2,297,992

Total Malaysia		4,376,989

Mexico—7.9%
America Movil SAB de CV ADR, Series L	195,700	7,577,504
Desarrolladora Homex SA de CV ADR (a)	157,190	4,384,029
Fomento Economico Mexicano SAB
de CV Sponsored ADR	215,090	6,934,501
Grupo Televisa SA Sponsored ADR	366,900	6,237,300
Kimberly-Clark de Mexico SAB de CV,
Series A	590,600	2,253,728

Total Mexico		27,387,062

Pakistan—0.8%
Pakistan Petroleum, Ltd.	1,142,770	2,665,481

Philippines—3.0%
Philippine Long Distance Telephone
Co. Sponsored ADR	207,300	10,306,956

Russia—7.3%
Mobile TeleSystems Sponsored ADR	260,800	9,631,344
OAO LUKOIL Sponsored ADR	255,600	11,340,972
Oriflame Cosmetics SA SDR	104,219	4,532,347

Total Russia		25,504,663

South Africa—12.8%
Kumba Iron Ore, Ltd.	312,413	7,333,020
Massmart Holdings, Ltd.	322,240	3,343,064
Murray & Roberts Holdings, Ltd.	1,056,508	6,850,433

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 19

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Nedbank Group, Ltd.	568,567	$7,229,437
Pretoria Portland Cement Co., Ltd.	1,096,993	4,128,350
Sanlam, Ltd.	3,457,910	7,748,767
Tiger Brands, Ltd.	137,066	2,561,350
Truworths International, Ltd.	1,120,660	5,377,133

Total South Africa		44,571,554

South Korea—10.0%
Amorepacific Corp.	4,581	2,456,001
Hite Brewery Co., Ltd.	30,783	3,793,658
KT&G Corp.	36,400	2,057,224
NHN Corp. (a)	37,555	5,203,075
S1 Corp.	22,848	972,065
Samsung Electronics Co., Ltd. GDR (d)	22,876	5,335,827
Shinhan Financial Group Co., Ltd. (a)	363,588	9,204,218
Woongjin Coway Co., Ltd.	237,922	5,789,538

Total South Korea		34,811,606

Taiwan—5.1%
Advanced Semiconductor
Engineering, Inc.	4,957,011	2,863,010
Hon Hai Precision Industry Co., Ltd.	1,613,892	4,992,686
HTC Corp.	432,000	6,109,357
Taiwan Semiconductor Manufacturing
Co., Ltd.	2,188,699	3,648,944

Total Taiwan		17,613,997

Thailand—2.1%
Banpu Public Co., Ltd.	345,900	3,431,588
Kasikornbank PCL	1,865,300	3,969,306

Total Thailand		7,400,894

Turkey—6.3%
Akbank TAS	1,408,167	6,306,044

Description	Shares	Value

Ford Otomotiv Sanayi AS	75,653	$294,599
Turkcell Iletisim Hizmetleri AS	1,024,786	5,686,605
Turkiye Is Bankasi AS, C Shares	3,232,216	9,523,793

Total Turkey		21,811,041

Total Common Stocks
(Identified cost $334,701,110)		314,826,566

Preferred Stocks—3.4%

Brazil—3.4%
AES Tiete SA	301,778	3,141,756
Eletropaulo Metropolitana SA, B Shares	125,900	2,231,440
Fertilizantes Fosfatados SA	26,700	203,708
Klabin SA	191,300	291,904
Suzano Papel e Celulose SA (a)	362,256	2,802,654
Usinas Siderurgicas de Minas Gerais
SA, A Shares	124,300	2,639,512
Vale SA, A Shares	36,200	551,452

Total Brazil		11,862,426

Total Preferred Stocks
(Identified cost $12,964,149)		11,862,426

Short-Term Investment—8.2%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $28,538,754) (b)	28,538,754	28,538,754

Total Investments—102.1%
(Identified cost $376,204,013) (c)		$355,227,746

Liabilities in Excess of Cash and
Other Assets—(2.1)%		(7,214,732)

Net Assets—100.0%		$348,013,014

The accompanying notes are an integral part of these financial statements.

20 Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2009 (unaudited)

(a)	Non-income producing security.
(b)	Rate shown reflects 7 day yield as of June 30, 2009.
(c)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Retirement U.S. Strategic Equity	$3,912,300	$198,904	$195,800	$3,104
Retirement U.S. Small-Mid Cap Equity	36,819,910	3,665,734	1,521,590	2,144,144
Retirement International Equity	291,077,376	9,989,693	35,852,561	(25,862,868)
Retirement Emerging Markets Equity	376,204,013	20,368,684	41,344,951	(20,976,267)

(d)

Pursuant to Rule 144A under the Securities Act of 1933, this security may only be traded among “qualified institutional buyers.” At June 30, 2009, it amounted to 1.5% of net assets of Lazard Retirement Emerging Markets Equity Portfolio and is considered to be liquid.

Security Abbreviations:

ADR — American Depositary Receipt
ADS — American Depositary Share
GDR — Global Depositary Receipt
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 21

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Agriculture	—%	2.0%
Alcohol & Tobacco	7.0	4.9
Automotive	1.1	0.3
Banking	14.7	16.6
Building Materials	—	1.2
Commercial Services	3.2	0.9
Computer Software	—	1.5
Construction & Engineering	1.1	3.7
Consumer Products	1.2	4.0
Drugs	8.6	—
Electric	3.5	1.5
Energy Exploration & Production	2.0	4.5
Energy Integrated	10.9	4.2
Energy Services	—	1.1
Financial Services	1.5	8.8
Food & Beverages	5.6	2.7
Forest & Paper Products	—	1.5
Gas Utilities	2.2	—
Housing	3.7	1.3
Insurance	7.1	—
Leisure & Entertainment	2.5	1.8
Manufacturing	8.3	1.8
Metals & Mining	0.5	3.8
Real Estate	1.7	0.2
Retail	2.4	2.5
Semiconductors & Components	3.5	3.4
Technology	—	0.6
Technology Hardware	4.4	3.2
Telecommunications	9.2	13.4
Transportation	2.5	2.5

Subtotal	108.4	93.9
Short-Term Investments	7.3	8.2

Total Investments	115.7%	102.1%

The accompanying notes are an integral part of these financial statements.

22 Semi-Annual Report

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2009	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

ASSETS
Investments in securities, at value	$3,915,404	$38,964,054	$265,214,508	$355,227,746
Foreign currency	—	—	77,928	686,410
Receivables for:
Capital stock sold	6,352	60,087,263	1,856,297	2,291,850
Investments sold	—	1,238,704	—	2,309,987
Dividends and interest	4,409	6,977	1,337,784	1,173,914
Amount due from Investment Manager (Note 3)	8,166	—	—	—

Total assets	3,934,331	100,296,998	268,486,517	361,689,907

LIABILITIES
Payables for:
Management fees	—	14,993	157,488	313,688
Accrued distribution fees	796	8,036	54,386	49,197
Accrued directors’ fees	53	575	3,496	3,883
Capital stock redeemed	566	372,099	30,132,657	6,559,369
Investments purchased	—	529,682	8,814,578	6,393,146
Other accrued expenses and payables	34,769	49,501	141,414	357,610

Total liabilities	36,184	974,886	39,304,019	13,676,893

Net assets	$3,898,147	$99,322,112	$229,182,498	$348,013,014

NET ASSETS
Paid in capital	$5,595,993	$118,582,337	$330,489,528	$457,947,107
Undistributed net investment income (loss)	35,015	(16,278)	6,064,954	4,105,459
Accumulated net realized loss	(1,735,965)	(21,388,091)	(81,544,775)	(92,950,429)
Net unrealized appreciation (depreciation) on:
Investments	3,104	2,144,144	(25,862,868)	(21,107,630)
Foreign currency	—	—	35,659	18,507

Net assets	$3,898,147	$99,322,112	$229,182,498	$348,013,014

Service Shares
Net assets	$3,898,147	$99,322,112	$229,182,498	$244,876,242
Shares of capital stock outstanding*	570,883	13,625,309	27,534,787	16,101,807
Net asset value, offering and redemption price per share	$6.83	$7.29	$8.32	$15.21
Investor Shares
Net assets	—	—	—	$103,136,772
Shares of capital stock outstanding*	—	—	—	6,796,223
Net asset value, offering and redemption price per share	—	—	—	$15.18

Cost of investments in securities	$3,912,300	$36,819,910	$291,077,376	$376,204,013
Cost of foreign currency	—	—	$78,028	$685,663

* $0.001 par value 1,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 23

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2009	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Investment Income (Loss)

Income
Dividends	$42,087	$194,786	$5,308,873	$5,788,692
Interest	17	198	1,978	3,124

Total investment income*	42,104	194,984	5,310,851	5,791,816

Expenses
Management fees	12,855	126,754	822,823	1,285,663
Distribution fees (Service Shares)	4,285	42,252	274,275	234,303
Custodian fees	26,187	34,637	81,804	299,872
Professional services	16,647	22,669	53,157	50,509
Administration fees	21,495	24,456	43,018	46,789
Shareholders’ reports	3,582	13,977	49,740	36,155
Shareholders’ services	6,812	7,995	10,473	15,890
Directors’ fees and expenses	128	1,335	8,958	9,033
Other	1,004	2,079	8,670	8,506

Total gross expenses	92,995	276,154	1,352,918	1,986,720

Management fees waived and expenses reimbursed	(62,196)	(64,880)	—	(16,772)
Administration fees waived	(9,375)	—	—	—
Expense reductions	—	(12)	(81)	—

Total net expenses	21,424	211,262	1,352,837	1,969,948

Net investment income (loss)	20,680	(16,278)	3,958,014	3,821,868

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(546,670)	(6,405,424)	(71,064,154)	(64,459,321)
Foreign currency	—	—	(58,162)	(274,408)
Net change in unrealized appreciation on:
Investments**	726,834	11,383,146	64,559,143	136,103,590
Foreign currency	—	—	42,421	17,108

Net realized and unrealized gain (loss) on investments and foreign currency	180,164	4,977,722	(6,520,752)	71,386,969

Net increase (decrease) in net assets resulting from operations	$200,844	$4,961,444	$(2,562,738)	$75,208,837

* Net of foreign withholding taxes of	$—	$—	$593,243	$356,614

** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$(131,363)

The accompanying notes are an integral part of these financial statements.

24 Semi-Annual Report

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement U.S. Strategic Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$20,680	$49,312	$(16,278)	$(53,668)
Net realized loss on investments	(546,670)	(1,147,981)	(6,405,424)	(14,364,336)
Net change in unrealized appreciation (depreciation) on investments	726,834	(501,960)	11,383,146	(6,798,323)

Net increase (decrease) in net assets resulting from operations	200,844	(1,600,629)	4,961,444	(21,216,327)

Distributions to shareholders
Service Shares
From net investment income	—	(34,641)	—	—

Net decrease in net assets resulting from distributions	—	(34,641)	—	—

Capital stock transactions
Service Shares
Net proceeds from sales	1,268,493	1,511,286	64,445,796	7,873,436
Net proceeds from reinvestment of distributions	—	34,641	—	—
Cost of shares redeemed	(883,100)	(1,557,278)	(5,054,267)	(14,459,743)

Net increase (decrease) in net assets from capital stock transactions	385,393	(11,351)	59,391,529	(6,586,307)

Total increase (decrease) in net assets	586,237	(1,646,621)	64,352,973	(27,802,634)
Net assets at beginning of period	3,311,910	4,958,531	34,969,139	62,771,773

Net assets at end of period*	$3,898,147	$3,311,910	$99,322,112	$34,969,139

*Includes undistributed (accumulated) net investment income (loss) of	$35,015	$14,335	$(16,278)	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	508,605	487,596	5,516,390	6,288,141

Shares sold	208,409	189,289	8,930,735	928,162
Shares issued to shareholders from reinvestment of distributions	—	5,525	—	—
Shares redeemed	(146,131)	(173,805)	(821,816)	(1,699,913)

Net increase (decrease)	62,278	21,009	8,108,919	(771,751)

Shares outstanding at end of period	570,883	508,605	13,625,309	5,516,390

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 25

	Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (Decrease) in Net Assets

Operations
Net investment income	$3,958,014	$7,320,909	$3,821,868	$10,238,064
Net realized loss on investments and foreign currency	(71,122,316)	(10,691,049)	(64,733,729)	(19,096,811)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	64,601,564	(152,332,505)	136,120,698	(209,715,224)

Net increase (decrease) in net assets resulting from operations	(2,562,738)	(155,702,645)	75,208,837	(218,573,971)

Distributions to shareholders
From net investment income
Service Shares	—	(4,879,768)	—	(6,056,978)
Investor Shares	—	—	—	(2,518,065)
From net realized gains
Service Shares	—	(1,221,739)	—	(16,793,277)
Investor Shares	—	—	—	(7,726,819)

Net decrease in net assets resulting from distributions	—	(6,101,507)	—	(33,095,139)

Capital stock transactions
Net proceeds from sales
Service Shares	94,488,067	130,466,403	67,765,109	119,788,045
Investor Shares	—	—	28,873,754	59,675,312
Net proceeds from reinvestment of distributions
Service Shares	—	6,101,507	—	22,850,255
Investor Shares	—	—	—	10,244,884
Cost of shares redeemed
Service Shares	(146,883,280)	(82,087,848)	(46,824,896)	(58,289,994)
Investor Shares	—	—	(6,801,629)	(70,002,969)

Net increase (decrease) in net assets from capital stock transactions	(52,395,213)	54,480,062	43,012,338	84,265,533

Total increase (decrease) in net assets	(54,957,951)	(107,324,090)	118,221,175	(167,403,577)
Net assets at beginning of period	284,140,449	391,464,539	229,791,839	397,195,416

Net assets at end of period*	$229,182,498	$284,140,449	$348,013,014	$229,791,839

*Includes undistributed net investment income of	$6,064,954	$2,106,940	$4,105,459	$283,591

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	34,537,314	29,327,972	14,562,340	9,815,695

Shares sold	12,568,380	12,211,062	5,291,022	5,944,455
Shares issued to shareholders from reinvestment of distributions	—	732,337	—	1,632,619
Shares redeemed	(19,570,907)	(7,734,057)	(3,751,555)	(2,830,429)

Net increase (decrease)	(7,002,527)	5,209,342	1,539,467	4,746,645

Shares outstanding at end of period	27,534,787	34,537,314	16,101,807	14,562,340

Investor Shares
Shares outstanding at beginning of period			5,281,810	5,685,568

Shares sold			2,132,419	2,499,956
Shares issued to shareholders from reinvestment of distributions			—	701,832
Shares redeemed			(618,006)	(3,605,546)

Net increase (decrease)			1,514,413	(403,758)

Shares outstanding at end of period			6,796,223	5,281,810

The accompanying notes are an integral part of these financial statements.

26 Semi-Annual Report

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†
			Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Service Shares
Net asset value, beginning of period	$6.51		$10.17	$12.86	$11.02	$10.74	$9.67

Income (loss) from investment operations:
Net investment income	0.03		0.10	0.07	0.09	0.08	0.08
Net realized and unrealized gain (loss)	0.29		(3.69)	(0.14)	1.83	0.28	1.05

Total from investment operations	0.32		(3.59)	(0.07)	1.92	0.36	1.13

Less distributions from:
Net investment income	—		(0.07)	(0.15)	(0.08)	(0.08)	(0.06)
Net realized gains	—		—	(2.47)	—	—	—

Total distributions	—		(0.07)	(2.62)	(0.08)	(0.08)	(0.06)

Net asset value, end of period	$6.83		$6.51	$10.17	$12.86	$11.02	$10.74

Total Return (a)	4.92%		(35.28)%	(0.95)%	17.48%	3.38%	11.79%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,898		$3,312	$4,959	$5,078	$4,311	$4,883
Ratios to average net assets:
Net expenses (c)	1.25%		1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	5.43%		4.88%	4.21%	4.45%	3.57%	3.58%
Net investment income (c)	1.21%		1.27%	0.62%	0.68%	0.59%	0.75%
Portfolio turnover rate	44%		86%	101%	102%	75%	59%

LAZARD RETIREMENT U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†
			Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Service Shares
Net asset value, beginning of period	$6.34		$9.98	$17.31	$16.31	$16.90	$14.71

Income (loss) from investment operations:
Net investment loss	—	(b)	(0.01)	(0.02)	(0.06)	(0.04)	— (b)
Net realized and unrealized gain (loss)	0.95		(3.63)	(0.87)	2.49	0.69	2.19

Total from investment operations	0.95		(3.64)	(0.89)	2.43	0.65	2.19

Less distributions from:
Net realized gains	—		—	(6.44)	(1.43)	(1.24)	—

Total distributions	—		—	(6.44)	(1.43)	(1.24)	—

Net asset value, end of period	$7.29		$6.34	$9.98	$17.31	$16.31	$16.90

Total Return (a)	14.98%		(36.47)%	(7.20)%	16.07%	3.99%	14.89%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$99,322		$34,969	$62,772	$82,514	$136,970	$110,982
Ratios to average net assets:
Net expenses (c)	1.25%		1.25%	1.25%	1.18%	1.22%	1.25%
Gross expenses (c)	1.63%		1.41%	1.33%	1.18%	1.22%	1.28%
Net investment loss (c)	(0.10)%		(0.11)%	(0.17)%	(0.22)%	(0.26)%	(0.35)%
Portfolio turnover rate	126%		139%	102%	87%	93%	98%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.

(b)	Amount is less than $0.01 per share.
(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 27

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†
		Year Ended

		12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Service Shares
Net asset value, beginning of period	$8.23	$13.35	$14.89	$12.83	$11.88	$10.39

Income (loss) from investment operations:
Net investment income	0.16	0.21	0.19	0.21	0.15	0.09
Net realized and unrealized gain (loss)	(0.07)	(5.15)	1.24	2.61	1.08	1.46

Total from investment operations	0.09	(4.94)	1.43	2.82	1.23	1.55

Less distributions from:
Net investment income	—	(0.14)	(0.37)	(0.15)	(0.11)	(0.06)
Net realized gains	—	(0.04)	(2.60)	(0.61)	(0.17)	—

Total distributions	—	(0.18)	(2.97)	(0.76)	(0.28)	(0.06)

Net asset value, end of period	$8.32	$8.23	$13.35	$14.89	$12.83	$11.88

Total Return (a)	1.22%	(37.02)%	10.78%	22.53%	10.65%	14.98%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$229,182	$284,140	$391,465	$308,693	$266,437	$206,625
Ratios to average net assets:
Net expenses (b)	1.23%	1.17%	1.18%	1.19%	1.21%	1.25%
Gross expenses (b)	1.23%	1.17%	1.18%	1.19%	1.21%	1.29%
Net investment income (b)	3.61%	2.15%	1.60%	1.51%	1.45%	1.05%
Portfolio turnover rate	53%	43%	48%	75%	54%	53%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.

(b)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

28 Semi-Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†
		Year Ended

		12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Service Shares
Net asset value, beginning of period	$11.59	$25.64	$22.69	$18.81	$13.91	$10.73

Income (loss) from investment operations:
Net investment income (a)	0.18	0.58	0.29	0.27	0.13	0.05
Net realized and unrealized gain (loss)	3.44	(12.77)	7.03	5.08	5.41	3.21

Total from investment operations	3.62	(12.19)	7.32	5.35	5.54	3.26

Less distributions from:
Net investment income	—	(0.47)	(0.30)	(0.10)	(0.05)	(0.08)
Net realized gains	—	(1.39)	(4.07)	(1.37)	(0.59)	—

Total distributions	—	(1.86)	(4.37)	(1.47)	(0.64)	(0.08)

Net asset value, end of period	$15.21	$11.59	$25.64	$22.69	$18.81	$13.91

Total Return (b)	31.23%	(48.72)%	33.30%	29.95%	40.78%	30.59%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$244,876	$168,787	$251,665	$129,306	$82,812	$31,710
Ratios to average net assets:
Net expenses (c)	1.60%	1.52%	1.57%	1.60%	1.60%	1.60%
Gross expenses (c)	1.61%	1.52%	1.57%	1.69%	1.95%	2.36%
Net investment income (c)	2.92%	2.81%	1.12%	1.30%	1.39%	1.13%
Portfolio turnover rate	28%	53%	52%	48%	51%	43%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†			For the Period 5/1/06* to 12/31/06
		Year Ended

		12/31/08	12/31/07

Investor Shares
Net asset value, beginning of period	$11.55	$25.60	$22.71	$22.13

Income (loss) from investment operations:
Net investment income (a)	0.19	0.64	0.35	0.19
Net realized and unrealized gain (loss)	3.44	(12.78)	7.04	1.88

Total from investment operations	3.63	(12.14)	7.39	2.07

Less distributions from:
Net investment income	—	(0.52)	(0.43)	(0.12)
Net realized gains	—	(1.39)	(4.07)	(1.37)

Total distributions	—	(1.91)	(4.50)	(1.49)

Net asset value, end of period	$15.18	$11.55	$25.60	$22.71

Total Return (b)	31.43%	(48.59)%	33.63%	10.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,137	$61,005	$145,530	$42,009
Ratios to average net assets:
Net expenses (c)	1.35%	1.28%	1.32%	1.35%
Gross expenses (c)	1.37%	1.28%	1.32%	1.54%
Net investment income (c)	3.12%	3.02%	1.34%	1.38%
Portfolio turnover rate	28%	53%	52%	48%

†	Unaudited.
*	The inception date for Investor Shares was May 1, 2006.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 29

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2009 (unaudited)

1. Organization
Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of ten no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified,” as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (formerly Lazard Retirement Equity Portfolio) (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (formerly Lazard Retirement Small Cap Portfolio and Lazard Retirement U.S. Small Cap Equity Portfolio) (“U.S. Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Equity Portfolio (formerly Lazard Retirement Emerging Markets Portfolio) (“Emerging Markets Equity Portfolio”). Each of the other six Portfolios had not commenced operations as of June 30, 2009.

2. Significant Accounting Policies
The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter mar-

ket quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

30	Semi-Annual Report

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2008, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016
U.S. Strategic Equity	$772,185
U.S. Small-Mid Cap Equity	9,185,255
International Equity	6,022,728

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the following Portfolios elected to defer net capital losses arising between November 1, 2008 and December 31, 2008 as follows:

Portfolio	Amount
U.S. Strategic Equity	$355,043
U.S. Small-Mid Cap Equity	4,493,577
International Equity	2,954,641
Emerging Markets Equity	23,978,505

The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Semi-Annual Report	31

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate
U.S. Strategic Equity	0.75%
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares
U.S. Strategic Equity	1.25%	N/A
U.S. Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%

During the period ended June 30, 2009, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Service Shares	Investor Shares
U.S. Strategic Equity	$ 62,196	N/A
U.S. Small-Mid Cap Equity	64,880	N/A
Emerging Markets Equity	10,774	$5,998

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

32	Semi-Annual Report

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meeting not held in conjunction with a Board meeting. In addition, the Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Portfolio	Purchases	Sales
U.S. Strategic Equity	$1,977,210	$1,472,007
U.S. Small-Mid Cap Equity	41,314,846	41,173,094
International Equity	113,581,120	133,430,846
Emerging Markets Equity	107,920,434	67,779,225

For the period ended June 30, 2009, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically experienced with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Fair Value Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Semi-Annual Report	33

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodolgy used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2009:

Description	Quoted Prices Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2009
U.S. Strategic Equity Portfolio

Common Stocks	$3,863,515	$—	$—	$3,863,515
Short-Term
Investment	—	51,889	—	51,889
Total	$3,863,515	$51,889	$—	$3,915,404

U.S. Small-Mid Cap Equity Portfolio

Common Stocks	$38,112,509	$—	$—	$38,112,509
Short-Term
Investment	—	851,545	—	851,545
Total	$38,112,509	$851,545	$—	$38,964,054

International Equity Portfolio

Common Stocks	$248,554,754	$—	$—	$248,554,754
Short-Term
Investment	—	16,659,754	—	16,659,754
Total	$248,554,754	$16,659,754	$—	$265,214,508

Emerging Markets Equity Portfolio

Common Stocks	$314,826,566	$—	$—	$314,826,566
Preferred Stocks	11,862,426	—	—	11,862,426
Short-Term
Investment	—	28,538,754	—	28,538,754
Total	$326,688,992	$28,538,754	$—	$355,227,746

8. Accounting Pronouncements
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. On January 1, 2009, the Fund adopted SFAS 161. The Fund did not engage in derivative transactions during the six months ended June 30, 2009.

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, which is effective for interim and annual periods ending after June 15, 2009, management has evaluated, through August 14, 2009, the possibility of subsequent events affecting the Fund’s financial statements. Management has determined that there are no such subsequent events that would require disclosure in the Fund’s financial statements through the above date, at which time the financial statements were available for distribution.

34	Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address (1)	Position(s) with the Fund (Since) and Term (2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held (2)
Non-Interested Directors:

Kenneth S. Davidson (64)	Director (April 1997)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director (May 2007)

Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (26 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (79)	Director (April 1997)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (68)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (65)	Director (April 1997)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (61)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):

Charles Carroll (48)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (49)	Director (July 2005)	Chief Executive Officer of the Investment Manager

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 18 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager. Each Director serves for an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

Semi-Annual Report	35

Name (Age) Address (1)	Position(s) with the Fund (Since) and Term (2)	Principal Occupation(s) During Past 5 Years
Officers(3):

Nathan A. Paul (36)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Director and Chief Compliance Officer of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary (February 2009)	Vice President of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (34)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles Carroll, President, whose information is included in the Interested Directors section.

36 Semi-Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report 37

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2009 Lazard Asset Management LLC

6/09 LZDPS010

ITEM 2.    CODE OF ETHICS.

                Not applicable.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6.    INVESTMENTS

                Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 1, 2009

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 1, 2009